                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2009

                            BAYROCK VENTURES, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             Delaware                    000-53421
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  (State or Other Jurisdiction of  (Commission File No.)       (IRS Employer
          Incorporation)                                     Identification No.)

                         ATTN: PAVEL ALPATOV, DIRECTOR
                            BAYROCK VENTURES, INC.
                        305 MADISON AVENUE, SUITE 1166
                              NEW YORK, NY 10165
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              (Address of principal executive offices) (Zip Code)

                   Issuer's telephone number: (917) 591-2648

                                Not applicable
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  (Former name, former address and former fiscal year, if changed since last report)

FORWARD LOOKING STATEMENTS

       This Form 8-K and other reports filed by Bayrock Ventures, Inc., a
Delaware corporation (the "Registrant") from time to time with the U.S.
Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future",
"intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

       Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October  7, 2009 (the "Effective Date"), pursuant to the terms of a Share
Purchase Agreement (the "Agreement"), Pavel Alpatov purchased a total of
31,340,000 shares of the issued and outstanding common stock of Bayrock
Ventures, Inc., a Delaware corporation (the "Company"), from William Tay, the sole shareholder of the Company. The total of 31,340,000 shares represents 100%
of the shares of outstanding common stock of the Company (the "Acquisition").

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Please see Item 1.01. Upon the consummation of the Acquisition, there was change of control from William Tay to Pavel Alpatov.

Also, as part of the Acquisition and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

o   William Tay resigned as the Company's President, Secretary, Treasurer and
    Director effective October 8, 2009.

o   As of October 8, 2009, Pavel Alpatov will be appointed as the Company's
    President, Secretary, Treasurer and Sole Director.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as the Company's President, Secretary, Treasurer and
Director effective October 8, 2009. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

PAVEL ALPATOV, Director and President. Mr. Alpatov is the founder and owner of
Innovational Wireless Technologies (IWT).

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

10.1 Share Purchase Agreement dated as of September 30, 2009 between William
     Tay and the Pavel Alpatov.

99.1 Letter of resignation - William Tay

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

    BAYROCK VENTURES, INC.
    (Registrant)

    By: /s/ William Tay
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        William Tay
        President and Director

Dated: October 7, 2009